Exhibit 99.1

LifeMD and Medifast Partner to Offer Transformative Weight Management Solution

Collaboration will integrate LifeMD’s telehealth platform and GLP-1 offering for medically qualified patients with OPTAVIA Coach-guided, healthy lifestyle solution

Medifast has invested $20 million, including a $10 million payment in support of the collaboration and a $10 million purchase of LifeMD common stock

Conference call to discuss LifeMD and Medifast collaboration begins at 10:00 AM EST today

NEW YORK, Dec. 13, 2023 – LifeMD, Inc.™ (Nasdaq: LFMD), a leading provider of virtual primary care services, today announced a strategic alliance with Medifast (NYSE: MED), the health and wellness company known for its habit-based and coach-guided lifestyle solution OPTAVIA®. Under the terms of the agreement, Medifast will utilize LifeMD’s virtual care technology platform to provide OPTAVIA Clients access to a clinically supported weight management program, including GLP-1 medications. This collaboration further establishes LifeMD in a market that is projected to reach $100 billion by 2030.1 In addition, LifeMD will have the ability to offer its patients an independent OPTAVIA Coach and other lifestyle support services as part of its weight management program.

This collaboration is intended to create a comprehensive, accessible, and coordinated approach to combating the escalating obesity public health crisis. By blending LifeMD’s and Medifast’s best-in-class capabilities, the collaboration uniquely offers clinical care complemented by one-on-one OPTAVIA Coach support, clinically proven plans and scientifically developed products, a proprietary Habits of Health® Transformational System, as well as community support, delivering a complete solution for effective weight management.

As part of the agreement, Medifast has invested $20 million into LifeMD, including $10 million in contributions to support the collaboration, funding enhancements to the LifeMD platform, operations and supporting infrastructure, and a $10 million purchase of LifeMD’s common stock.

“Combining lifestyle programs and individualized support with top-tier medical care and prescription therapeutics, like GLP-1 medications, is crucial for improving and sustaining metabolic health outcomes,” said Justin Schreiber, Chairman and CEO of LifeMD. “Medifast’s proven coaching model and its established OPTAVIA brand is tightly aligned with LifeMD’s innovative virtual care platform and network of affiliated clinicians. This synergy is not just complementary; it significantly amplifies LifeMD’s impact in the weight loss sector. With Medifast’s extensive client base and our advanced virtual care services, we believe that together we are exceptionally positioned to redefine the weight management industry.”

Medifast and LifeMD agreed to collaborate following a successful pilot program focused on providing personalized support centered on holistic health rather than weight loss alone. A recent Medifast-commissioned survey revealed that over 40% of consumers with a BMI greater than 27 are interested in prescription weight-loss medication, with even higher interest among those needing to lose more than 35 pounds.2 LifeMD’s robust technology platform, along with its clinician-driven model – including providers licensed across all 50 states – is uniquely suited to support Medifast’s position as a leader in the U.S. weight management industry.

“This is a pivotal moment for our business as we take the next step in an aggressive transformation to drive growth in this evolving health and wellness landscape,” said Dan Chard, Chairman and CEO of Medifast. “Millions of people are seeking a solution that I believe we are uniquely positioned to provide. Together, Medifast and LifeMD expect to offer a comprehensive health offering starting with weight management, built around a powerful model of support that includes an independent OPTAVIA Coach and a board-certified affiliated clinician. Both companies have a long-standing scientific and clinical heritage and share a commitment to helping people make living a healthy lifestyle second nature.”

Medifast is known for its habit-based and coach-guided lifestyle solution, OPTAVIA, which provides a simple yet comprehensive approach to help achieve lasting optimal health and wellbeing. OPTAVIA offers clinically proven plans, scientifically developed products and a framework for habit creation reinforced by 47,100 active earning coaches,3 about 90% of whom started as customers, and community support. As a physician-founded company with a 40+ year history, Medifast is a leader in the U.S. weight management industry and has impacted more than 3 million lives to date.

Conference Call

LifeMD and Medifast management will hold a conference call to discuss this transaction and answer questions today beginning at 10:00 AM EST. The call will be broadcast live over the Internet, hosted on the Investor Relations section of LifeMD’s investor website at www.ir.lifemd.com or directly here and will be archived online and available through March 13, 2024. In addition, listeners may dial (877) 451-6152 to join via telephone. A telephonic playback will be available from 2:00 PM EST, December 13, 2023, through December 20, 2023. Participants can dial (844) 512-2921 and enter access code 13743024 to hear the playback. Slides describing the announcement are available at www.ir.lifemd.com.

About LifeMD, Inc.

LifeMD is a leading provider of virtual primary care. LifeMD offers telemedicine, laboratory and pharmacy services, and specialized treatment across more than 200 conditions, including primary care, men’s health, women’s health, allergy & asthma, and dermatology. Leveraging a vertically-integrated, proprietary digital care platform, a 50-state affiliated medical group, and a U.S.-based patient care center, LifeMD is elevating healthcare by increasing access to top-notch and affordable care. For more information, please visit LifeMD.com.

Cautionary Note Regarding Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Company Contact

Marc Benathen, Chief Financial Officer

marc@lifemd.com

Media Contact

Jessica Friedeman, Chief Marketing Officer

press@lifemd.com

1 Terence Flynn, Framing the Mounjaro bull case in diabesity, Morgan Stanley Research, September, 14, 2023

2 Independent research commissioned by Medifast, June 2023

3 As publicly announced for Q3 2023